SEMIANNUAL REPORT


January 31, 1996


INVESCO
MULTIPLE
ASSET
FUNDS,
INC.


Balanced Fund
Multi-Asset Allocation Fund


No-load mutual funds seeking
capital appreciation and current income.


INVESCO FUNDS

Economic Overview                                                  February 1996
     1995 will long stand out as a banner year for U.S. investors. The S&P achieved a total return of 37.44% for the 12 months ended 12/31/95, only the fourth time in fifteen years the broad market returned over 25%. By other measures, market results were even more exciting: The Dow Jones Industrial Average broke 5000 for the first time in history, and fixed-income markets followed suit, with the Lehman Government/Corporate Bond Index gaining 19.24%.(1)
      In January 1996 the stock market whipsawed in the wake of stalled federal budget negotiations. Yet continuing economic easing by the Fed, including a 0.25% short-term interest rate decrease on 1/31/96, helped the S&P 500 rise to new heights, ending the month up 3.45%.
      Despite strong January performance, this year earnings improvements almost certainly won't see the dramatic gains enjoyed in 1994 and 1995. While a budget settlement in Washington seems uncertain, it is expected that the Federal Reserve will continue to gradually reduce interest rates. We believe this will lead to a slow-growth trend for the economy, as well as the stock and bond markets, during 1996.

International Highlights
      Europe. European monetary union as agreed to in the Maastricht Treaty would almost certainly improve the economies of all involved. Recently, however, doubts have grown that Europe's highly socialistic governments will reach the mandated 3% maximum budget deficit by 1997. While various deficit-cutting proposals have been presented by the participating countries, the securities markets have treated them with varying degrees of confidence, leading to roller-coaster returns throughout the Continent.
      Pacific Basin. Japan appears to be starting its recovery from a year of disappointments -- from the Kobe earthquake to the trading scandal at Daiwa Bank. Other Pacific Basin markets such as Hong Kong, Taiwan and Singapore appear ready to expand after hitting what seems to have been their cyclical bottom. However, political stress between Taiwan and mainland China has continued to hamper these markets' performance.
      Latin America. Despite continued financial stress relating to the 1994 devaluation of the Mexican peso, Latin American markets have moved dramatically upward recently in response to renewed emphasis on social reform and privatization, combined with relative improvements in inflation, Gross Domestic Product growth, and export activity.

/s/ R. Dalton Sim
-------------------------------------
R. Dalton Sim, Chairman and President
INVESCO Trust Company

INVESCO Multiple Asset Funds, Inc.
     The following line graphs illustrate the value of a $10,000 investment in each INVESCO Multiple Asset Fund and the indexes, plus reinvested dividends and capital gain distributions, if any, for the periods from inception through 1/31/96.(2) The charts and other total return figures cited reflect the funds' operating expenses. However, the indexes do not have expenses, which would, of course, have lowered their performance.
     International investing is not risk-free. Foreign markets and currencies fluctuate, and investors may see sudden variations in price per share.

Balanced Fund

                       Balanced Fund Average Annualized
                        Total Return as of 1/31/96(2)

                      1 year                       36.80%
                      -----------------------------------
                      Since inception (12/93)      21.47%
                      -----------------------------------

      For the six months ended 1/31/96, Balanced Fund achieved a total return of 18.78%, significantly outperforming the S&P 500 and Lehman Government/Corporate Bond indexes, which rose 14.46% and 7.75%, respectively, for the same period.(2) As a result of this stellar performance, the fund was ranked number 2 of 237 balanced funds by Lipper Analytical Services for the one-year period ended 1/31/96.(3)

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in INVESCO Balanced Fund to the value of a $10,000 investment in the S&P 500 and Lehman Government/Corporate Bond Indexes, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/1/93) through 1/31/96

Strategic Overview
      Balanced Fund is managed to seek a high total return, using a combination of equity and fixed-income vehicles. Our strong performance in equities has been due primarily to our broad-based emphasis on stocks with increasing earnings, attractive valuations, and, when possible, superior dividend growth. And, hand in hand with good stock selection, we have maintained discipline in selling strong performers as target prices were reached.
      While the fund has been diversified across several sectors, recent returns have benefited from increased weightings in the agricultural industry. Increased demand for grain worldwide has meant high demand for seed and fertilizer, leading us to select equities from chemical and other companies providing these products. Other strongly weighted areas during the last six months have included insurance and basic materials.

Graph:      Portfolio Diversification by Value of Total Net Assets(4)

      This bar graph reflects the allocation of the Balanced Fund's portfolio as a percentage of total net assets in Fixed-Income, Basic Materials, Capital Goods & Construction, Consumer Cyclical, Consumer Staples, Energy, Finance, Technology, Transportation & Services, Utilites, and Net Cash & Short-Term as of 1/31/95, 7/31/95 and 1/31/96.

      On the fixed-income side, our performance benefited from a focus on seeking a high return, with minimal relative credit risk. In our view, investment-grade corporate bonds are not providing strong returns relative to more secure U.S. Treasury bonds. Therefore, we currently are not participating in the corporate market.
      By contrast, mortgage-backed securities are trading at somewhat above average levels relative to comparable Treasury bonds. This means that, compared to the relative risk, we feel we are receiving above-market returns, and have placed approximately 9% of the portfolio into these obligations.

Looking Forward
      The fund is positioned defensively in the face of a projected U.S. economic softening. We have diversified equity holdings across a broad range of industries, as well as holding realized gains from stock sales in bonds and cash.

Fund Managers
      INVESCO Balanced Fund's equity portfolio is managed by INVESCO Vice President Brian F. Kelly. He is a Certified Public Accountant, and holds an MBA and JD from the University of Iowa, as well as a BA from the University of Notre Dame. Before joining INVESCO in 1993, Brian was with the pension department of Sears, Roebuck.
      INVESCO Senior Vice President Donovan "Jerry" Paul manages the fixed-income holdings. He earned his MBA from the University of Northern Iowa, as well as a BBA from the University of Iowa. A Chartered Financial Analyst and Certified Public Accountant, Jerry has more than 19 years of experience in the securities industry. He joined INVESCO in 1994; previously, he was director of fixed-income research for Stein, Roe & Farnham.

Multi-Asset Allocation Fund
      For the six months ended 1/31/96, Multi-Asset Allocation Fund had a total return of 9.50%.(2) This return was achieved in a portfolio which is measured against a variety of indexes, several examples of which are included in this report.
      For example, large-capitalization stocks, as measured by the S&P 500, returned 14.46% for the same period.
      At the same time, smaller-capitalization stocks returned 6.01% based on the Russell 2000 index, and bonds returned 7.75% according to the Lehman Government/Corporate Bond Index.(1)

      When taken as a whole, the fund outperformed our Multi-Asset Index, which returned 8.8% for the six-month period measured. This index separately measures each area into which we allocate funds, and weights the returns to develop a more exact measure of our performance.(2)

Strategic Overview
      The Multi-Asset Allocation Fund allows investors to gain exposure to six asset classes. While there is flexibility, we typically allocate 25% to fixed-income, 35% to large-cap stocks, 10% to small-cap, 10% to real estate, 10% to international, and 10% to cash. The fund seeks superior returns from our ability to allocate between and manage within the different asset classes. The result is a portfolio that provides broad diversification to help reduce risk.

                Multi-Asset Allocation Fund Average Annualized
                        Total Return as of 1/31/96(2)

                      1 year                       26.14%
                      -----------------------------------
                      Since inception (12/93)       9.93%
                      -----------------------------------

      Large-cap ($1 billion or greater) stocks represented roughly half the portfolio for the six-month period measured. These stocks provide access to solid performers from among America's largest companies, and aided the fund's results, particularly in December and January.
      The remainder of the portfolio has been allocated among smaller-capitalization, international, and real-estate equities. These asset classes have each represented 15% to 20% of the portfolio during the six-month period measured.
      Small-cap (below $1 billion) equities, over the long-term, have outperformed their larger-cap peers. During the past six months, performance in this sector has been mixed. Overall, Multi-Asset Allocation's equities in this category provided returns above the benchmark Russell 2000 small-cap index.
      Real estate investments have contributed current income and upward price momentum from booming regional economies. Recently, however, this portion of the fund has slightly under-performed the NAREIT index, as a result of lower returns from several retail real estate properties.
      Foreign securities benefit from growth trends around the world. While recent international returns were outstripped by stellar U.S. performance, this asset class has provided positive returns for the fund.

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in INVESCO Multi-Asset Allocation Fund to the value of a $10,000 investment in the S&P 500 and Lehman Government/Corporate Bond Indexes, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/1/93) through 1/31/96

      Fixed-income investments seek to provide the portfolio with stability and consistent income. Performance for the past six months has been strong, due primarily to a slightly longer average maturity relative to the market index.

Looking Forward
      In February we increased our allocations among small-cap and foreign stocks, in anticipation that these markets will outperform others in the current economic climate.

Fund Management
      Multi-Asset Allocation Fund is managed by a team of specialists with expertise in the various asset classes in which the fund invests. Bob Slotpole, senior vice president and director of equities for INVESCO Management & Research, Inc., serves as lead portfolio manager for the fund.
      He began his investment career in 1975, and joined INVESCO in 1993. Mr. Slotpole earned an MBA from Stanford University, and a BS from the State University of New York at Buffalo.
      In addition, when evaluating individual markets, the Multi-Asset Allocation team is able to tap into the expertise of sister INVESCO companies, such as INVESCO Realty Advisors and INVESCO Capital Management.

(1) The S&P 500 and Dow Jones Industrial Average are unmanaged indexes considered representative of the performance of the broad U.S. stock market. The Lehman Government/Corporate Index is an unmanaged index representative of the broad fixed-income market. The Multi-Asset Index Average is compiled by INVESCO Management and Research, Inc., and is a weighted average which is composed of the S&P 500, Russell 2000, Lehman Brothers Aggregate Bond, NAREIT Equity REIT, and EAFE indexes. These indexes measure the broad U.S. stock market, the broad small-cap stock market, domestic corporate debt averages, the broad U.S. real estate investment trust market, and European, Australian and Far Eastern market performance, respectively.

(2) Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased. Of course, past performance is not a guarantee of future results.

(3) Rankings provided by Lipper Analytical Services, an independent fund analyst, are based on total return performance unadjusted for commissions.

(4) Holdings are subject to change.

INVESCO Multiple Asset Funds, Inc.
Ten Largest Common Stock Holdings
January 31, 1996

Description                                                              Value
------------------------------------------------------------------------------
BALANCED Fund

Potlatch Corp                                                       $3,985,312
Granada Group PLC                                                    3,889,314
U S WEST Communications Group                                        3,793,500
Agrium Inc                                                           3,246,375
GCR Holdings Ltd                                                     2,790,750
Sonat Inc                                                            2,760,000
Weyerhaeuser Co                                                      2,260,125
ARCO Chemical                                                        2,183,937
Santa Fe Pacific Gold                                                2,145,125
SANDOZ AG Ltd Registered Shrs                                        2,084,456

MULTI-ASSET ALLOCATION Fund
International Business Machines                                       $119,625
Royal Dutch Petroleum 5 Gldr Shrs                                       83,400
Pfizer Inc                                                              82,500
Public Storage                                                          81,500
AT&T Corp                                                               80,250
Ford Motor                                                              79,987
Pharmacia & Upjohn                                                      78,934
Chevron Corp                                                            77,813
Mobil Corp                                                              77,525
American International Group                                            77,500

Composition of holdings is subject to change.

INVESCO Multiple Asset Funds, Inc.
Statement of Investment Securities
January 31, 1996
UNAUDITED
                              Country Code         Shares or
                                        if         Principal
Description                         Non US            Amount             Value
------------------------------------------------------------------------------
BALANCED Fund
COMMON STOCKS 51.01%
AUDIO/VIDEO RELATED 3.71%
Granada Group PLC                       UK           360,000        $3,889,314
BROADCASTING 2.13%
Scottish Television PLC                 UK           146,200         1,093,496
Television Broadcasts Ltd               HK           316,700         1,138,681
                                                                  ------------
                                                                     2,232,177
                                                                  ------------
CHEMICALS   5.18%
Agrium Inc                              CA           236,100         3,246,375
ARCO Chemical                                         42,100         2,183,937
                                                                  ------------
                                                                     5,430,312
                                                                  ------------
COMPUTER RELATED  0.93%
Geodynamics Corp                                      88,000           979,000
                                                                  ------------
FOOD PRODUCTS & BEVERAGES 0.10%
Tingyi Cayman Islands
   Holding ADR*^                        CH           480,000           104,294
                                                                  ------------
INSURANCE 6.75%
GCR Holdings Ltd*                                    122,000         2,790,750
Guarantee Life*                                       50,000           812,500
Harleysville Group                                    26,000           780,000
LaSalle Re Holdings Ltd*                BD            55,000         1,292,500
Liberty Corp                                          40,000         1,395,000
                                                                  ------------
                                                                     7,070,750
                                                                  ------------
MEDICAL RELATED - DRUGS 8.21%
Abbott Laboratories                                   35,000         1,478,750
Astra AB Series B Shrs                  SW            30,000         1,202,594
Boots Co PLC                            UK           130,000         1,222,777
Bristol-Myers Squibb                                  15,000         1,327,500
Glaxo Wellcome PLC
   Sponsored ADR                        UK            44,300         1,290,238
SANDOZ AG Ltd Registered Shrs           SZ             2,400         2,084,456
                                                                  ------------
                                                                     8,606,315
                                                                  ------------

METALS & MINING 5.69%
Euro-Nevada Mining                      CA             3,500           134,177
Miramar Mining*                         CA           125,000           750,000
Royal Oak Mines*                        CA           308,000         1,347,500
Santa Fe Pacific Gold                                131,000         2,145,125
Viceroy Resources*                      CA           300,000         1,580,696
                                                                  ------------
                                                                     5,957,498
                                                                  ------------
OIL & GAS RELATED 4.10%
Panaco Inc*                                          287,700         1,204,744
Phillips Petroleum                                    10,000           326,250
Sonat Inc                                             80,000         2,760,000
                                                                  ------------
                                                                     4,290,994
                                                                  ------------
PAPER & PAPER PRODUCTS 5.96%
Potlatch Corp                                         97,507         3,985,312
Weyerhaeuser Co                                       49,000         2,260,125
                                                                  ------------
                                                                     6,245,437
                                                                  ------------
RETAIL 0.82%
Price/Costco Inc*                                     55,000           859,375
                                                                  ------------
SHIP BUILDING 0.08%
Avondale Industries*                                   5,000            88,125
                                                                  ------------
TRANSPORTATION 1.82%
Canadian National Railway
   Represented by Installment
   Receipts*                            CA            41,750           735,844
Illinois Central Series A                             31,100         1,174,025
                                                                  ------------
                                                                     1,909,869
                                                                  ------------
UTILITIES 5.53%
Pacific Telesis Group                                 68,000         2,006,000
U S WEST Communications Group                        108,000         3,793,500
                                                                  ------------
                                                                     5,799,500
                                                                  ------------
TOTAL COMMON STOCKS
   (Cost $50,024,721)                                               53,462,960
                                                                  ------------
PREFERRED STOCKS 2.28%
INSURANCE 2.28%
Berkley (W R) Corp, Depository
   Shrs Representing 1/6 Shr,
   7.375% Series A Pfd
   (Cost $2,253,125)                                  95,000         2,386,875
                                                                  ------------

FIXED INCOME SECURITIES 25.05%
US Government Obligations 16.24%
US Treasury Bonds
   7.625%, 2/15/2025+                              4,000,000         4,845,000
US Treasury Notes
   6.500%, 5/15/2005                               1,000,000         1,063,750
   6.125%, 5/31/1997                               2,000,000         2,028,122
   5.625%, 10/31/1997                              2,000,000         2,021,250
   5.500%, 12/31/2000                              4,000,000         4,041,244
   5.375%, 11/30/1997                              3,000,000         3,021,558
                                                                  ------------
   TOTAL US GOVERNMENT
   OBLIGATIONS (Cost $16,800,206)                                   17,020,924
                                                                  ------------
US Government Agency Obligations 8.81%
Federal Home Loan Mortgage
   Participiation Certificates
   7.000%, 8/1/2010                                  949,264           969,605
   6.500%, 6/1/2010                                1,878,062         1,896,052
   6.500%, 8/1/2010                                1,934,355         1,950,215
   6.500%, 10/1/2010                               1,938,505         1,954,399
   6.500%, 11/1/2010                               1,947,900         1,963,871
Student Loan Marketing
   Association, Notes
   Series CQ 4.570%, 3/7/2001                        500,000           496,422
                                                                  ------------
   TOTAL US GOVERNMENT
   AGENCY OBLIGATIONS
   (Cost $9,070,054)                                                 9,230,564
                                                                  ------------
TOTAL FIXED INCOME SECURITIES
   (Cost $25,870,260)                                               26,251,488
                                                                  ------------
SHORT-TERM INVESTMENTS -
   REPURCHASE AGREEMENTS 21.66%
Repurchase Agreement with State
   Street Bank & Trust Co
   dated 1/31/1996 due 2/1/1996
   at 5.750%, repurchased at
   $22,710,627 (Collateralized
   by US Treasury Bonds due
   11/15/2022 at 7.625%, value
   $23,203,204)
   (Cost $22,707,000)                             22,707,000        22,707,000

                                                                  ------------
TOTAL INVESTMENT SECURITIES
   AT VALUE 100.00%
   (Cost $100,855,106)
   (Cost for Income Tax
   Purposes 100,871,172)                                           104,808,323
                                                                  ------------

MULTI-ASSET ALLOCATION Fund
COMMON STOCKS 63.61%
ADVERTISING 0.10%
Heritage Media Class A*                                  200             6,025
True North Communications                                200             3,675
                                                                  ------------
                                                                         9,700
                                                                  ------------
AEROSPACE & DEFENSE 0.85%
Lockheed Martin                                          389            29,321
McDonnell Douglas                                        400            35,600
Precision Castparts                                      200             7,975
Thiokol Corp                                             100             3,537
Watkins-Johnson Co                                       200             7,700
                                                                  ------------
                                                                        84,133
                                                                  ------------
AUDIO/VIDEO RELATED 0.44%
Fuji Photo Film Ltd ADR                                  700            39,462
Harman International Industries                          100             3,837
                                                                  ------------
                                                                        43,299
                                                                  ------------
AUTOMOBILE RELATED 1.43%
Borg-Warner Automotive                                   100             2,900
Eaton Corp                                               400            23,200
Ford Motor                                             2,700            79,987
ITT Industries                                           400            10,400
Toyota Motor ADR                                         600            25,950
                                                                  ------------
                                                                       142,437
                                                                  ------------
BANKING 3.87%
Banco Santander SA ADR                                   700            33,775
Boatmen's Bancshares                                     900            38,587
CCB Financial                                            200            10,450
Cal Fed Bancorp*                                         200             3,125
Centura Banks                                            100             3,412
Chase Manhattan                                          700            48,300
Chemical Banking                                       1,000            67,000
Citicorp                                                 600            44,325
Deposit Guaranty                                         100             4,300
First Midwest Bancorp                                    300             8,700
Firstar Corp                                             154             6,641
Magna Group                                              700            16,012
Mark Twain Bancshares                                    300            11,475
National Australia Bank Ltd ADR                          800            38,500
NationsBank Corp                                         500            34,937
Summit Bancorp                                           400            12,900
Union Planters                                           100             3,050
                                                                  ------------
                                                                       385,489
                                                                  ------------

BIOTECHNOLOGY 0.04%
Cephalon Inc*                                            100             2,475
Regeneron Pharmaceuticals*                               100             1,525
                                                                  ------------
                                                                         4,000
                                                                  ------------
BROADCASTING 0.39%
Capital Cities/ABC                                       300            38,587
                                                                  ------------
BUILDING & CONSTRUCTION RELATED 0.87%
Fibreboard Corp*                                         100             2,300
Lowe's Cos                                               800            24,900
Oakwood Homes                                            400            17,900
Pioneer International Ltd
   Sponsored ADR                                       2,600             7,300
Sekisui House Ltd ADR                                    200            25,441
Southdown Inc*                                           300             6,412
US Home*                                                 100             2,800
                                                                  ------------
                                                                        87,053
                                                                  ------------
BUSINESS SERVICES 0.10%
Franklin Quest*                                          400             9,600
                                                                  ------------
CHEMICALS 2.02%
AKZO NV ADR                                              400            21,275
Bayer AG Sponsored ADR                                   700            20,936
Cabot Corp                                               100             5,750
Hercules Inc                                             600            33,150
Hoechst AG ADR                                           100            14,769
Morton International                                   1,100            40,700
Olin Corp                                                700            57,662
Sterling Chemicals*                                      600             7,125
                                                                  ------------
                                                                       201,367
                                                                  ------------
CLEANING PRODUCTS 0.76%
Clorox Co                                                300            24,787
Procter & Gamble                                         600            50,325
                                                                  ------------
                                                                        75,112
                                                                  ------------
COMPUTER RELATED 2.85%
Acxiom Corp*                                             100             2,750
BancTec Inc*                                             300             5,400
Computer Associates International                        450            30,769
Computervision Corp*                                     200             2,475
Comverse Technology*                                     200             3,875
Continuum Co*                                            200             7,875
Gerber Scientific                                      1,000            15,625
Integrated Systems*                                      200             7,750
International Business Machines                        1,100           119,625
Microsoft Corp*                                          200            18,500
National Data                                            300             6,750

Network Equipment Technologies*                          100             2,762
Network General*                                         100             4,000
Read-Rite Corp*                                        2,600            46,800
System Software Associates                               150             3,384
Trident Microsystems*                                    100             1,375
Wang Laboratories*                                       200             3,725
                                                                  ------------
                                                                       283,440
                                                                  ------------
CONTAINERS 0.68%
Amcor Ltd Sponsored ADR                                  800            23,700
Premark International                                    400            20,700
Sealed Air*                                              300             8,812
West Co                                                  600            14,850
                                                                  ------------
                                                                        68,062
                                                                  ------------
CONTROL INSTRUMENTS 0.15%
Measurex Corp                                            500            14,812
                                                                  ------------
COSMETICS & TOILETRIES 0.18%
Alberto-Culver Co Class B                                300            10,800
Carter-Wallace Inc                                       500             7,187
                                                                  ------------
                                                                        17,987
                                                                  ------------
DIVERSIFIED COMPANIES 1.97%
du Pont (E I) de Nemours                                 500            38,437
ITT Corp                                                 400            22,200
Laidlaw Inc Class B                                    2,100            22,050
Loews Corp                                               800            66,100
Textron Inc                                              600            47,175
                                                                  ------------
                                                                       195,962
                                                                  ------------
ELECTRONICS 1.45%
AMETEK Inc                                               400             6,750
Arrow Electronics*                                       400            17,200
Intel Corp                                               400            22,094
KEMET Corp*                                              300             8,212
Logicon Inc                                              200             5,475
Marshall Industries*                                     300             9,562
Matsushita Electric Industrial ADR                       100            16,650
Park Electrochemical                                     200             6,475
Philips Electronics NV
   New York Shrs                                         200             8,025
SCI Systems*                                             200             7,325
Symbol Technologies*                                     200             6,675
TDK Corp ADR                                             300            15,037
Teleflex Inc                                             200             8,050
Wyle Electronics                                         200             6,050
                                                                  ------------
                                                                       143,580
                                                                  ------------

ENGINEERING 0.06%
Jacobs Engineering Group*                                200             5,450
                                                                  ------------
FINANCE RELATED 1.06%
American Express                                         800            36,800
CMAC Investment                                          100             5,750
Federal Home Loan Mortgage                               400            34,250
FINOVA Group                                             200            10,100
Inter-Regional Financial Group                           150             3,262
PHH Corp                                                 300            15,450
                                                                  ------------
                                                                       105,612
                                                                  ------------
FOOD PRODUCTS & BEVERAGES 4.08%
Anheuser-Busch Cos                                       300            20,850
Bass PLC ADR                                             400             9,000
Coca-Cola Co                                           1,000            75,375
Coors (Adolph) Co Class B                                400             9,600
Dean Foods                                             2,200            58,575
GoodMark Foods                                           300             4,912
Heineken NV ADR                                          125            22,248
Kirin Brewery Ltd ADR                                    200            24,500
Moet Hennessy Louis Vuitton
   Sponsored ADR                                         700            30,887
Nestle SA Sponsored ADR
   Representing Registerd Shrs                           400            21,072
Ralcorp Holdings*                                        200             5,375
Sara Lee                                               1,300            43,875
Unigate PLC ADR                                        5,600            36,554
Unilever NV New York Shrs                                300            43,462
                                                                  ------------
                                                                       406,285
                                                                  ------------
FURNITURE 0.06%
La-Z-Boy Chair                                           200             6,300
                                                                  ------------
GLASS & CERAMIC PRODUCTS 0.02%
Libbey Inc                                               100             2,050
                                                                  ------------
HEALTH CARE RELATED 0.27%
Medaphis Corp*                                           200             8,000
Sierra Health Services*                                  100             3,400
Universal Health Services
   Class B*                                              300            14,962
                                                                  ------------
                                                                        26,362
                                                                  ------------
INSURANCE 2.84%
ACE Ltd                                                1,500            66,187
AEGON NV ADR                                           1,250            51,875
American Bankers
   Insurance Group                                       300            10,050
American International Group                             800            77,500
Commerce Group                                           400             7,750

Fremont General                                          330            11,880
ITT Hartford Group*                                      400            20,050
NAC Re                                                   200             6,800
Protective Life                                          500            17,375
United Cos Financial                                     200             5,700
Vesta Insurance Group                                    150             4,387
Willis Corroon Group PLC ADR                             300             3,525
                                                                  ------------
                                                                       283,079
                                                                  ------------
INVESTMENT BROKERS 0.15%
Alex Brown                                               300            14,625
                                                                  ------------
JEWELRY 0.28%
Tiffany & Co                                             500            27,688
                                                                  ------------
MACHINERY 0.52%
Caterpillar Inc                                          400            25,750
Greenfield Industries                                    100             2,850
Harnischfeger Industries                                 200             6,775
JLG Industries                                           200             5,325
Kennametal Inc                                           200             5,750
Pentair Inc                                              100             5,250
                                                                  ------------
                                                                        51,700
                                                                  ------------
MANUFACTURING 0.07%
Watts Industries Class A                                 400             6,950
                                                                  ------------
MEDICAL RELATED 2.39%
Advanced TechnologyLaboratories*                         500            13,625
AMSCO International*                                     300             4,275
Baxter International                                     800            36,400
Bio-Rad Laboratories Class A*                            100             4,025
Datascope Corp*                                          200             4,950
Invacare Corp                                            200             5,700
Johnson & Johnson                                        700            67,200
Mentor Corp                                              200             5,625
Nellcor Puritan Bennett*                                 100             6,200
Pharmacia & Upjohn*                                    1,885            78,934
Physicians Health Services*                              100             3,600
Vivra Inc*                                               300             7,575
                                                                  ------------
                                                                       238,109
                                                                  ------------
MEDICAL RELATED - DRUGS 2.69%
Bergen Brunswig Class A                                  200             5,275
CIBA-GEIGY Ltd Sponsored ADR                             900            37,521
Glaxo Wellcome PLC Sponsored ADR                       1,000            29,125
McKesson Corp                                            600            30,000
Novo-Nordisk A/S ADR                                   1,100            35,750

Pfizer Inc                                             1,200            82,500
Schering-Plough Corp                                     800            43,300
Watson Pharmaceuticals*                                  100             4,575
                                                                  ------------
                                                                       268,046
                                                                  ------------
METALS & MINING 0.70%
ASARCO Inc                                               600            19,050
Carpenter Technology                                     200             7,600
Cleveland-Cliffs Inc                                     100             4,363
J&L Specialty Steel                                      400             7,100
Nucor Corp                                               400            23,250
Zeigler Coal Holding                                     600             8,250
                                                                  ------------
                                                                        69,613
                                                                  ------------
OFFICE EQUIPMENT 0.29%
Canon Inc ADR                                            300            28,500
                                                                  ------------
OIL & GAS RELATED 4.36%
BJ Services*                                             100             2,675
Baker Hughes                                           1,000            25,875
Camco International                                      200             5,350
Chevron Corp                                           1,500            77,813
Coastal Corp                                             800            30,300
Elf Aquitaine Sponsored ADR                              700            26,163
Exxon Corp                                               200            16,050
Louis Dreyfus Natural Gas*                               200             2,475
Mobil Corp                                               700            77,525
Repsol SA Sponsored ADR                                  600            20,925
Royal Dutch Petroleum
   5 Gldr Shrs                                           600            83,400
Shell Transport & Trading
   PLC New York Shrs                                     400            31,550
Sonat Offshore Drilling                                  500            23,063
Tesoro Petroleum*                                        600             5,100
Weatherford Enterra*                                     200             5,950
                                                                  ------------
                                                                       434,214
                                                                  ------------
PAPER & PAPER PRODUCTS 0.58%
Chesapeake Corp                                          300             8,513
International Paper                                    1,200            49,050
                                                                  ------------
                                                                        57,563
                                                                  ------------
PHOTO EQUIPMENT 0.29%
Eastman Kodak                                            400            29,350
                                                                  ------------

POLLUTION CONTROL RELATED 0.04%
Sanifill Inc*                                            100             3,638
                                                                  ------------

PRINTING & PUBLISHING 0.43%
Media General Class A                                    200             6,675
Meredith Corp                                            300            13,650
Scholastic Corp*                                         100             7,300
South China Morning Post ADR                           4,300            15,154
                                                                  ------------
                                                                        42,779
                                                                  ------------
REAL ESTATE RELATED 13.55%
Bay Apartment Communities                              2,000            47,750
Beacon Properties                                      1,500            37,313
CBL & Associates Properties                            2,000            41,000
Cali Realty                                            1,200            25,950
CenterPoint Properties                                 1,400            33,250
Chelsea GCA Realty                                       900            26,100
Colonial Properties Trust SBI                          1,600            39,400
Crown American Realty Trust                            6,100            47,275
Duke Realty Investments                                2,000            64,250
Equity Residential Properties
   Trust SBI                                           1,300            39,975
FelCor Suite Hotels                                    1,200            35,850
Gables Residential Trust SBI                           1,600            37,000
Glimcher Realty Trust                                  1,700            26,138
HGI Realty                                             1,276            27,913
Highwoods Properties                                   1,400            42,700
JDN Realty                                             1,600            36,800
Kimco Realty                                           1,450            37,700
Koger Equity*                                          2,600            31,200
Liberty Property Trust SBI                             2,400            53,100
MGI Properties                                         2,200            37,400
Meditrust SBI                                            600            20,925
Merry Land & Investment                                  800            18,400
Nationwide Health   Properties                           500            21,250
Oasis Residential                                      1,400            33,250
Patriot American Hospitality*                          1,700            46,750
Price REIT                                               800            24,200
Public Storage                                         4,000            81,500
ROC Communities                                          600            14,775
Regency Realty                                         1,300            21,613
Shurgard Storage Centers Class A                       1,200            32,400
Sizeler Property Investors                             1,900            17,100
South West Property Trust                              2,200            30,800
Spieker Properties                                       500            12,563
Starwood Lodging Trust                                 1,700            54,613
Summit Properties                                        900            17,663
Sun Communities                                        1,200            33,000
Tucker Properties                                      1,600            15,200
Weeks Corp                                             1,200            31,500
Wellsford Residential
   Property Trust SBI                                  2,300            53,188
                                                                  ------------
                                                                     1,348,754
                                                                  ------------

RECREATION PRODUCTS & SERVICES 0.67%
Arctco Inc                                               300             3,338
Disney (Walt) Co                                         600            38,550
GTECH Holdings*                                          700            18,988
Outboard Marine                                          300             6,000
                                                                  ------------
                                                                        66,876
                                                                  ------------
RETAIL 2.42%
Apple South                                              400             7,050
Applebee's International                                 200             3,725
CompUSA Inc*                                             200             7,100
Consolidated Stores*                                   2,000            40,000
Dayton Hudson                                            400            29,900
Koninklijke Ahold NV Sponsored ADR                       714            29,274
Marui Co Ltd ADR*                                        600            23,458
McDonald's Corp                                          800            40,200
Penney (J C) Co                                          600            29,400
Smith's Food & Drug Centers Class B                      700            17,763
Stanhome Inc                                             200             5,350
Tech Data*                                               300             4,088
Waban Inc*                                               200             3,850
                                                                  ------------
                                                                       241,158
                                                                  ------------
SAVINGS & LOAN 0.22%
ALBANK Financial                                         300             8,438
Charter One Financial                                    100             3,163
North Side Savings Bank                                  115             3,450
TCF Financial                                            200             6,575
                                                                  ------------
                                                                        21,626
                                                                  ------------
SEMICONDUCTOR EQUIPMENT 0.06%
Dallas Semiconductor                                     300             6,375
                                                                  ------------
TELECOMMUNICATIONS 1.46%
AT&T Corp                                              1,200            80,250
Aspect Telecommunications*                               200             7,400
Cellular Communications Class A*                         100             4,938
PictureTel Corp*                                         100             3,913
Sprint Corp                                              700            30,188
STET-Societa Finanziaria
   Telefonica SpA Sponsored ADR                          600            18,675
                                                                  ------------
                                                                       145,364
                                                                  ------------
TEXTILES & APPAREL MANUFACTURERS 0.20%
G & K Services Class A                                   200             5,000
Nautica Enterprises*                                     100             3,900
Springs Industries Class A                               200             8,000
Winsor Industrial ADR                                    700             3,418
                                                                  ------------
                                                                        20,318
                                                                  ------------

TOBACCO 0.75%
Philip Morris                                            800            74,400
                                                                  ------------
TRANSPORTATION 0.90%
Airborne Freight                                         200             5,325
Alaska Air Group*                                        300             5,925
Burlington Northern Santa Fe                             500            40,938
Comair Holdings                                          600            14,775
Mayne Nickless Ltd ADR                                   100             2,227
Swire Pacific Ltd Sponsored ADR
   Representing Class A Shrs                           2,000            17,460
USAir Group*                                             200             3,000
                                                                  ------------
                                                                        89,650
                                                                  ------------
UTILITIES 3.63%
Ameritech Corp                                           500            30,063
British Telecommunications
   PLC ADR                                               300            16,163
Cincinnati Bell                                          800            26,000
Commonwealth Energy Systems SBI                          200             9,350
Empresa Nacional de Electricidad
   SA Sponsored ADR                                      300            16,500
GTE Corp                                               1,000            46,000
General Public Utilities                                 800            27,200
IES Industries                                           300             8,550
MCN Corp                                               1,200            29,550
MidAmerican Energy                                     1,600            27,600
Minnesota Power & Light                                  200             5,775
National Grid Group PLC
   Sponsored ADR*                                        198             6,013
ONEOK Inc                                                300             6,263
PacifiCorp                                             1,300            27,625
PowerGen PLC Sponsored ADR                               250             7,938
SBC Communications                                     1,100            62,288
Southern Electric Sponsored ADR                          279             3,491
Telefonica de Espana SA Sponsored ADR                    100             4,413
                                                                  ------------
                                                                       360,782
                                                                  ------------
WHOLESALE 0.42%
Inchcape Berhad ADR                                    7,700            27,017
Richfood Holdings                                        600            15,225
                                                                  ------------
                                                                        42,242
                                                                  ------------
TOTAL COMMON STOCKS
   (Cost $5,247,120)                                                 6,330,078
                                                                  ------------
FIXED INCOME SECURITIES 20.41%
US Government Obligations 13.81%
US Treasury Bonds
   8.750%, 5/15/2017                                 295,000           388,294
   7.500%, 11/15/2016                                 30,000            35,025

US Treasury Notes
   8.500%, 11/15/2000                                150,000           170,390
   7.875%, 11/15/2004                                185,000           214,138
   7.500%, 11/15/2001                                 15,000            16,598
   6.500%, 4/30/1999                                  65,000            67,681
   6.250%, 5/31/2000                                  90,000            93,515
   6.250%, 2/15/2003                                 125,000           130,703
   5.625%, 6/30/1997                                 255,000           257,311
                                                                  ------------
   TOTAL US GOVERNMENT
   OBLIGATIONS (Cost $1,291,632)                                     1,373,655
                                                                  ------------
US Government Agency Obligations 3.69%
Federal Home Loan Mortgage
   Participation Certificates
   9.000%, 1/1/2005                                   36,030            37,834
   8.500%, 6/1/2017                                   60,720            63,723
   8.000%, 8/1/2017                                   45,529            47,267
   Prinicpal Only 2/15/2024                           22,587            13,453
Federal National Mortgage
   Association, Gtd
   Pass-Through Certificates
   8.500%, 7/1/2001                                   50,000            51,997
   6.000%, 3/1/2009                                   55,886            55,674
   6.000%, 4/1/2024                                   48,313            46,870
Federal National Mortgage
   Association, Pool
   7.000%, 8/25/2016                                  50,000            50,362
                                                                  ------------
   TOTAL US GOVERNMENT AGENCY
   OBLIGATIONS (Cost $350,034)                                         367,180
                                                                  ------------
Corporate Bonds 2.65%
BANKING 0.50%
Norwest Corp, Medium-Term
   Notes, 6.112%, 2/24/1999                           50,000            49,944
                                                                  ------------
FINANCE RELATED 1.10%
Associates Corp of North
   America, Sr Deb, Series A
   7.950%, 2/15/2010                                  50,000            57,913
                                                                  ------------
US WEST Capital Funding
   Notes, 6.310%, 11/1/2005                           50,000            51,329
                                                                  ------------
                                                                       109,242
                                                                  ------------
POLLUTION CONTROL RELATED 0.44%
WMX Technologies
   Step Up Discount Notes^^
   6.220%, 4/30/2004                                  40,000            44,133
                                                                  ------------

UTILITIES 0.61%
GTE Corp, Deb
   10.250%, 11/1/2020                                 50,000            60,676
                                                                  ------------
   TOTAL CORPORATE BONDS
   (Cost $242,585)                                                     263,995
                                                                  ------------
Asset-Backed Securities 0.26%
FINANCE RELATED 0.26%
Money Store Home Equity
   Trust, Series 1994B, Class A3
   7.100%, 11/15/2016 (Cost $23,906)                  25,000            25,693
                                                                  ------------
TOTAL FIXED INCOME SECURITIES
   (Cost $1,908,157)                                                 2,030,523
                                                                  ------------
SHORT-TERM  INVESTMENTS  15.98%
  Corporate  Bonds 0.60%
FINANCE  RELATED  0.60%
American General Finance
   Sr Notes, 5.000%, 6/15/1996                        20,000            19,978
Associates Corp of North
   America, Notes
   4.500%, 2/15/1996                                  20,000            19,995
International Lease Finance
   Notes, 6.625%, 6/1/1996                            20,000            20,075
                                                                  ------------
   TOTAL CORPORATE BONDS
   (Cost $60,192)                                                       60,048
                                                                  ------------
Repurchase Agreements 15.38%
Repurchase Agreement with
   State Street Bank & Trust Co
   dated 1/31/1996 due 2/1/1996
   at 5.000%, repurchased at
   $1,530,213 (Collateralized
   by US Treasury Bonds due
   5/15/2017 at 8.750%, value
   $1,563,484)
   (Cost $1,530,000)                               1,530,000         1,530,000
                                                                  ------------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $1,590,192)                                                 1,590,048
                                                                  ------------
TOTAL INVESTMENT SECURITIES AT VALUE 100.00%
   (Cost $8,745,469)
   (Cost for Income Tax Purposes
   $8,761,486)                                                       9,950,649
                                                                  ------------

*    Security is non-income producing.
+ Security has been designated as collateral for installment receipts.
^^ Step up bonds are obligations which increase the interest payment rate at a specific point in time. Rate shown reflects current rate which may step up at a future date.

^    The following are restricted securities at January 31, 1996:

                                                                      Value as
                               Acquisition       Acquisition              % of
Description                           Date              Cost        Net Assets
------------------------------------------------------------------------------
Balanced Fund
Tingyi Cayman
     Islands Holding ADR           1/29/96           105,337             0.10%
                                                                      ========



Summary of Investments by Country

                                                        % of
                                   Country        Investment
Country                               Code        Securities             Value
------------------------------------------------------------------------------
Balanced Fund
Bermuda                                 BD             1.23%         1,292,500
Canada                                  CA              7.44         7,794,592
Hong Kong                               HK              1.09         1,138,681
Peoples Republic of China               CH              0.10           104,294
Sweden                                  SW              1.15         1,202,594
Switzerland                             SZ              1.99         2,084,456
United Kingdom                          UK              7.15         7,495,825
United States                           US             79.85        83,695,381
                                                      ------------------------
                                                     100.00%       104,808,323
                                                      ========================

See Notes to Financial Statements

INVESCO Multiple Asset Funds, Inc.
Statement of Assets and Liabilities
January 31, 1996
UNAUDITED
                                                 Balanced          Multi-Asset
                                                     Fund      Allocation Fund
ASSETS
Investment Securities:
   At Cost~                                  $100,855,106           $8,745,469
                                             =================================
  At Value~                                  $104,808,323           $9,950,649
Cash                                                  799                5,255
Foreign Currency
   (Cost $577,966 and $0,
   respectively)                                  577,393                    0
Receivables:
   Investment Securities Sold                   4,656,537                5,304
   Fund Shares Sold                               388,661               22,114
   Dividends and Interest                         410,083               37,267
Prepaid Expenses and Other Assets                  52,984               46,177
                                             ---------------------------------
TOTAL ASSETS                                  110,894,780           10,066,766
                                             ---------------------------------
LIABILITIES
Payables:
   Distributions to Shareholders                   15,549                  157
   Investment Securities Purchased              5,025,949                    0
   Fund Shares Repurchased                        360,066               13,690
Accrued Distribution Expenses                      20,310                2,075
Accrued Expenses and Other Payables                17,500               12,957
                                             ---------------------------------
TOTAL LIABILITIES                               5,439,374               28,879
Net Assets at Value                           105,455,406           10,037,887
                                             =================================
NET ASSETS
Paid-in Capital*                              $97,156,616           $8,740,677
Accumulated Undistributed Net
   Investment Income                                6,740                2,204
Accumulated Undistributed Net
   Realized Gain on Investment
   Securities and Foreign Currency
   Transactions                                 4,339,677               89,826
Net Appreciation of Investment
   Securities and Foreign Currency
   Transactions                                 3,952,373            1,205,180
                                             ---------------------------------
Net Assets at Value                          $105,455,406          $10,037,887
                                             =================================
Shares Outstanding                              7,911,559              870,575
Net Asset Value, Offering and
   Redemption Price per Share                       13.33                11.53
                                             =================================

~  Investment  securities  at  cost  and  value  at  January  31,  1996  include
   repurchase   agreements  of  $22,707,000  and  $1,530,000  for  Balanced  and
   Multi-Asset Allocation Funds, respectively.

* The Fund has 500 million authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual Fund.

See Notes to Financial Statements

INVESCO Multiple Asset Funds, Inc.
Statement of Operations
Six Months Ended January 31, 1996
UNAUDITED

                                                 Balanced          Multi-Asset
                                                     Fund      Allocation Fund
                                             ---------------------------------
INVESTMENT INCOME
INCOME
Dividends                                        $524,951              $88,263
Interest                                          861,570               96,920
                                             ---------------------------------
   Foreign Taxes Withheld                         (5,826)              (1,589)
   TOTAL INCOME                                 1,380,695              183,594
                                             ---------------------------------
EXPENSES
Investment Advisory Fees                          202,617               33,277
Distribution Expenses                              84,424               11,092
Transfer Agent Fees                                69,946               10,961
Administrative Fees                                10,065                5,666
Custodian Fees and Expenses                        12,425                5,421
Directors' Fees and Expenses                        5,165                4,191
Professional Fees and Expenses                     16,675                8,930
Registration Fees and Expenses                     21,168               13,490
Reports to Shareholders                            14,266                1,872
Other Expenses                                      4,197                1,320
                                             ---------------------------------
   TOTAL EXPENSES                                 440,948               96,220
                                             ---------------------------------
Fees and Expenses Absorbed
   by Investment Adviser                         (11,228)             (26,970)
   Fees and Expenses Paid Indirectly              (7,601)              (2,695)
                                             ---------------------------------
   NET EXPENSES                                   422,119               66,555
                                             ---------------------------------
NET INVESTMENT INCOME                             958,576              117,039
                                             ---------------------------------
REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENT SECURITIES
Net Realized Gain on Investment
   Securities and Foreign
   Currency Transactions                        8,250,424              224,650
                                             ---------------------------------
Change in Net Appreciation of
   Investment Securities and
   Foreign Currency Transactions                1,340,708              471,885
                                             ---------------------------------
NET GAIN ON INVESTMENT SECURITIES               9,591,132              696,535
                                             ---------------------------------
Net Increase in Net Assets
   from Operations                            $10,549,708             $813,574
                                              ================================

See Notes to Financial Statements

INVESCO Multiple Asset Funds, Inc.
Statement of Changes in Net Assets

                                                                  Balanced Fund                Multi-Asset Allocation Fund
                                                         ------------------------------      ------------------------------
                                                           Six Months              Year        Six Months              Year
                                                                Ended             Ended             Ended             Ended
                                                           January 31           July 31        January 31           July 31
                                                         ------------------------------      ------------------------------
                                                                 1996              1995              1996              1995
                                                            UNAUDITED                           UNAUDITED
OPERATIONS
Net Investment Income                                        $958,576          $583,535          $117,039         $ 189,768
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                        8,250,424         1,418,230           224,650            29,725
Change in Net Appreciation of Investment Securities
   and Foreign Currency Transactions                        1,340,708         2,592,041           471,885           760,284
                                                         ------------------------------      ------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                 10,549,708         4,593,806           813,574           979,777
                                                         ------------------------------      ------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                       (952,742)         (582,562)         (116,964)         (188,119)
Net Realized Gain on Investment Securities                (5,048,999)         (282,472)         (147,924)                 0
                                                         ------------------------------      ------------------------------
TOTAL DISTRIBUTIONS                                       (6,001,741)         (865,034)         (264,888)         (188,119)
                                                         ------------------------------      ------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                             107,022,925        45,998,807         7,301,493         6,069,861
Reinvestment of Distributions                               5,689,401           852,931           260,790           185,398
                                                         ------------------------------      ------------------------------
                                                          112,712,326        46,851,738         7,562,283         6,255,259
Amounts Paid for Repurchases of Shares                   (49,028,398)      (17,609,298)       (5,851,446)       (4,226,678)
                                                         ------------------------------      ------------------------------
NET INCREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                            63,683,928        29,242,440         1,710,837         2,028,581
Total Increase in Net Assets                               68,231,895        32,971,212         2,259,523         2,820,239
                                                         ------------------------------      ------------------------------
NET ASSETS
Beginning of Period                                        37,223,511         4,252,299         7,778,364         4,958,125
End of Period                                             105,455,406        37,223,511        10,037,887         7,778,364
                                                         ------------------------------      ------------------------------
Accumulated Undistributed Net Investment
   Income Included in Net Assets at End of Period               6,740               906             2,204             2,129
                                                         ------------------------------      ------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                                 8,075,100         4,158,603           648,335           614,282
Shares Issued from Reinvestment of Distributions              431,129            76,830            23,108            18,428
                                                         ------------------------------      ------------------------------
                                                            8,506,229         4,235,433           671,443           632,710
Shares Repurchased                                        (3,675,091)       (1,568,041)         (518,367)         (427,487)
                                                         ------------------------------      ------------------------------
Net Increase in Fund Shares                                 4,831,138         2,667,392           153,076           205,223
                                                         ==============================      ==============================

See Notes to Financial Statements

INVESCO Multiple Asset Funds, Inc.
Notes to Financial Statements
UNAUDITED
NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Multiple Asset Funds, Inc. (the "Fund"), was incorporated in Maryland on August 19, 1993 and presently consists of two separate Funds: Balanced Fund and Multi-Asset Allocation Fund. The investment objectives of the Funds are to achieve a high total return on investment through capital appreciation and current income. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.
      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. SECURITY VALUATION - Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
            Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from dealers making a market for such securities.
            Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
            If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors. Restricted securities are valued in accordance with procedures established by the Fund's board of directors.
            Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
B. REPURCHASE AGREEMENTS - Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount and original issue discount, is recorded on the accrual basis. Discounts on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis.
            The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investments includes fluctuations from currency exchange rates and fluctuations in market value.
            Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.
            Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the United States.
D. FEDERAL AND STATE TAXES - The Fund has complied and continues to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.
            Balanced Fund incurred and elected to defer post-October 31 net capital losses of $11,986 to the year ended July 31, 1996. To the extent future capital gains are offset by capital loss carryovers and deferred post-October 31 losses, such gains will not be distributed to shareholders.
            Dividends  paid  by  the  Fund  from  net   investment   income  and
      distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
            Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution
      date.   The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, market discounts, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.
F. EXPENSES - Each of the Funds bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses, based on the relative net assets of each Fund.
            Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.
NOTE 2 - INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. For Balanced Fund, the fee is based on the  annual  rate of 0.60% on the first $350  million  in  average  net assets; reduced to 0.55% on the next $350 million of average net assets; and 0.50% on average net assets in excess of $700 million. For Multi-Asset Allocation Fund, the fee is based on the annual rate of 0.75% on the first $500 million of average net assets; reduced to 0.65% on the next $500 million of average net assets; and 0.50% on average net assets in excess of $1 billion.
      In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of Balanced Fund are made by ITC. In a separate Sub-Advisory Agreement between IFG and INVESCO Management & Research, Inc. ("IMR"), an affiliate of IFG, investment decisions of Multi-Asset Allocation Fund are made by IMR. Fees for such sub-advisory services are paid by IFG.
      In accordance with an Administrative Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
      IFG receives a transfer agent fee at an annual rate of $14.00 per shareholder account, or per participant in an omnibus account. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties.
 The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.
      A plan of distribution pursuant to Rule 12b-1 of the Act provides for reimbursement of marketing and advertising expenditures to IFG (the "Distributor") to a maximum of 0.25% of average annual net assets. Amounts accrued by the Fund are available to reimburse the Distributor for actual expenditures incurred within a rolling twelve-month period. For the six months ended January 31, 1996, Balanced and Multi-Asset Allocation Funds paid the Distributor $71,848 and $10,626, respectively, for reimbursement of expenses incurred.
      IFG and ITC have voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by Balanced Fund and IFG and IMR have voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by Multi-Asset Allocation Fund.

NOTE 3 - PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended January 31, 1996, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

Fund                                   Purchases                   Sales
-------------------------------------------------------------------------
Balanced Fund                        $88,164,763             $68,012,900
Multi-Asset Allocation Fund            2,206,528               1,775,011

   The aggregate cost of purchases and proceeds from sales of U.S. Government securities were as follows:

Fund                                 Purchases                   Sales
----------------------------------------------------------------------
Balanced Fund                      $21,654,926              $5,483,459
Multi-Asset Allocation Fund          1,533,598                 967,337

NOTE 4 - APPRECIATION AND DEPRECIATION. At January 31, 1996, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation by Fund were as follows:

                                     Gross             Gross               Net
Fund                          Appreciation      Depreciation      Appreciation
------------------------------------------------------------------------------
Balanced Fund                   $4,408,005          $470,854        $3,937,151
Multi-Asset Allocation Fund      1,288,293            99,130         1,189,163

NOTE 5 - TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG, ITC or IMR.
   The Fund has adopted an unfunded noncontributory defined benefit pension plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 25% of the retainer fee at the time of retirement.
   Pension expenses for the six months ended January 31, 1996, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                     Unfunded
                                    Pension           Accrued           Pension
Fund                               Expenses     Pension Costs         Liability
-------------------------------------------------------------------------------
Balanced Fund                         $190              $(13)              $434
Multi-Asset Allocation Fund             22               (65)              (43)

NOTE 6 - LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. For the six months ended January 31, 1996, there were no such borrowings.

INVESCO Multiple Asset Funds, Inc.
Financial Highlights
 (For a Fund Share Outstanding Throughout Each Period)

                                               Six Months              Year            Period
                                                    Ended             Ended             Ended
                                               January 31           July 31           July 31
                                             ------------      ------------      ------------
                                                     1996              1995             1994^
                                                UNAUDITED
Balanced Fund

PER SHARE DATA
Net Asset Value -
   Beginning of Period                             $12.08            $10.30            $10.00
                                             ------------      ------------      ------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                0.16              0.29              0.12
Net Gain on Securities
   (Both Realized and Unrealized)                    2.09              2.03              0.30
                                             ------------      ------------      ------------
Total from Investment Operations                     2.25              2.32              0.42
                                             ------------      ------------      ------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                 0.16              0.29              0.12
Distributions from Capital Gains                     0.84              0.25              0.00
                                             ------------      ------------      ------------
Total Distributions                                  1.00              0.54              0.12
                                             ------------      ------------      ------------
Net Asset Value -
   End of Period                                    13.33             12.08             10.30
                                             ============      ============      ============

TOTAL RETURN                                      18.78%*            23.18%            4.16%*

RATIOS
Net Assets -
   End of Period ($000 Omitted)                   105,455            37,224             4,252
Ratio of Expenses to Average
   Net Assets#                                    0.64%*@             1.25%            1.25%~
Ratio of Net Investment Income
   to Average Net Assets#                          1.43%*             3.12%            2.87%~
Portfolio Turnover Rate                             129%*              255%              61%*

^ From December 1, 1993, commencement of operations, to July 31, 1994.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG and ITC for the six months ended January 31, 1996, the year ended July 31, 1995 and the period ended July 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.66% (not annualized), 1.59% and 4.37% (annualized), respectively, and ratio of net investment income to average net assets would have been 1.41% (not annualized), 2.77% and (0.25%) (annualized), respectively.

@  Ratio reflects Total Expenses, less Expenses Absorbed by Investment Adviser.

~  Annualized

INVESCO Multiple Asset Funds, Inc.
Financial Highlights (Continued)
(For a Fund Share Outstanding Throughout Each Period)

                                               Six Months              Year            Period
                                                    Ended             Ended             Ended
                                               January 31           July 31           July 31
                                             ------------      ------------      ------------
                                                     1996              1995             1994^
                                                UNAUDITED
Multi-Asset Allocation Fund

PER SHARE DATA
Net Asset Value -
   Beginning of Period                             $10.84             $9.68            $10.00
                                             ------------      ------------      ------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                0.15              0.28              0.06
Net Gains or (Losses) on
   Securities (Both Realized
   and Unrealized)                                   0.87              1.16            (0.32)
                                             ------------      ------------      ------------
Total from Investment Operations                     1.02              1.44            (0.26)
                                             ------------      ------------      ------------
LESS DISTRIBUTIONS
Dividends from Net Investment
   Income                                            0.15              0.28              0.06
                                             ------------      ------------      ------------
Distributions from Capital Gains                     0.18              0.00              0.00
Total Distributions                                  0.33              0.28              0.06
                                             ------------      ------------      ------------
Net Asset Value -
   End of Period                                   $11.53            $10.84             $9.68
                                             ============      ============      ============

TOTAL RETURN                                       9.50%*            15.11%         (2.60%)*

RATIOS
Net Assets -
   End of Period ($000 Omitted)                   $10,038            $7,778            $4,958
Ratio of Expenses to Average
   Net Assets#                                    0.79%*@             1.50%            1.50%~
Ratio of Net Investment Income
   to Average Net Assets#                          1.33%*             2.99%            2.23%~
Portfolio Turnover Rate                              36%*               79%              42%*

^  From December 1, 1993, commencement of operations, to July 31, 1994.

* Based on operations for the period shown and accordingly, are not representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG and IMR for the six months ended January 31, 1996, the year ended July 31, 1995 and the period ended July 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.09% (not annualized), 2.47% and 5.14% (annualized), respectively, and ratio of net investment income to average net assets would have been 1.02% (not annualized), 2.02% and (1.41%) (annualized), respectively.

@  Ratio reflects Total Expenses, less Expenses Absorbed by Investment Adviser.

~  Annualized

INVESCO FUNDS

To receive general information and prospectuses on any of INVESCO's funds or retirement plans, or to obtain current account or price information, call toll-free:
1-800-525-8085

To reach PAL(R), your 24-hour Personal Account
Line call:  1-800-424-8085

Or write to:
INVESCO Funds Group, Inc.,(SM) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

If you're in Denver, pleas visit one of our convenient Investor Centers:
Cherry Creek, 155-B Fillmore Street;
Denver Tech Center, 7800 East Union
Avenue, Lobby Level

This information must be preceded or
accompanied by an effective prospectus.